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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 17, 2002



                          Herbalife International, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Nevada                        0-15712               22-2695420
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  (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

1800 Century Park East, Los Angeles, CA                            90067
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (310) 410-9600
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On May 17, 2002, an amendment to the Herbalife International, Inc. Rights Agreement was executed by a representative of the rights agent, U.S. Stock Transfer. The amendment was adopted previously by the Registrant's Board of Directors on April 10, 2002.

     The amendment is included in Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)  Exhibits

      Exhibit No.       Description
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      99.1              Amendment Number 1 to Herbalife International, Inc.
                        Rights Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Herbalife International, Inc.

Date:  May 21, 2002                           By: /s/ William D. Lowe
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                                              Name:  William D. Lowe
                                              Title: Senior Vice President,
                                              Finance & Treasurer

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EXHIBIT INDEX

Exhibit No.     Description
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99.1            Amendment Number 1 to Herbalife International, Inc. Rights
                Agreement